Exhibit 10.1
SECOND AMENDMENT
THIS SECOND AMENDMENT (this “Amendment”) dated as of September 28, 2017 to the Credit Agreement referenced below is by and among MIMEDX GROUP, INC., a Florida corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of October 12, 2015 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;
WHEREAS, the Borrower has requested an extension of the Maturity Date pursuant to Section 2.17 of the Credit Agreement; and
WHEREAS, the Loan Parties and each of the Lenders have agreed to (i) the extension of the Maturity Date by one year and (ii) certain other modifications to the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.    Amendments.
(a)    The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is amended by deleting the “or” after clause (d)(i) therein and adding the following language to the end of clause (d)(ii): “or (iii) become the subject of a Bail-In Action”.
(b)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended by replacing “October 12, 2018” with “October 12, 2019”.
(c)    The definition of “MLPFS” in Section 1.01 of the Credit Agreement is amended by adding the following parenthetical to the end of such definition:
(or any of its Affiliates or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement)
(d)    The following new definitions are added to Section 1.01 in the proper alphabetical order to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(e)    The last sentence of Section 2.15(b) of the Credit Agreement is amended in its entirety to read as follows:
Subject to Section 11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(f)    Section 5.12 is amended by adding a new clause (d) to the end of such section to read as follows:
(d)    The Borrower represents and warrants as of the effective date of the Second Amendment to this Agreement that the Borrower is not and will not be (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Internal Revenue Code; (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Internal Revenue Code; or (iv) a “governmental plan” within the meaning of ERISA.
(g)    A new Section 5.23 is added to the end of Article V of the Credit Agreement to read as follows:
5.23    No EEA Financial Institution. No Loan Party is an EEA Financial Institution.
(h)    A new Section 11.21 is added to the end of Article XI of the Credit Agreement to read as follows:

11.21    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(i)    A new Section 11.22 is added to the end of Article XI of the Credit Agreement after Section 11.21 to read as follows:
11.22    ERISA Representation. Each Lender as of the effective date of the Second Amendment to this Agreement represents and warrants to the Administrative Agent, and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, for the benefit of the Borrower or any other Loan Party, that such Lender is not and will not be (a) an employee benefit plan subject to Title I of ERISA, (b) a plan or account subject to Section 4975 of the Internal Revenue Code; (c) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Internal Revenue Code; or (d) a “governmental plan” within the meaning of ERISA.
3.    Conditions Precedent. This Amendment shall become effective upon the satisfaction of the following conditions precedent:
(a)    Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment, properly executed by the Loan Parties, each of the Lenders and the Administrative Agent.
(b)    Certified Resolutions. Receipt by the Administrative Agent of a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Amendment.

(c)    Fees and Expenses. Receipt by the Administrative Agent of all reasonable and documented fees and expenses of the Administrative Agent (including the reasonable and documented fees and expenses of counsel to the Administrative Agent).
4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
5.    Reaffirmation of Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (b) no Default exists.
6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
9.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.
10.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

BORROWER:            MIMEDX GROUP, INC.,
a Florida corporation

By:
Name:
Title:

GUARANTORS:        MIMEDX, INC.,
a Florida corporation
By:
Name:
Title:

MIMEDX PROCESSING SERVICES, LLC,
a Florida limited liability company

By:
Name:
Title:

MIMEDX TISSUE SERVICES, LLC,
a Georgia limited liability company

By:
Name:
Title:

STABILITY BIOLOGICS, LLC,
a Georgia limited liability company

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

SUNTRUST BANK, as a Lender

By:
Name:
Title:

SILICON VALLEY BANK, as a Lender

By:
Name:
Title: